AEP AMERICAN® ELECTRIC POWER

POWER COMPANY, INC.
AMERICAN ELECTRIC POWER COMPANY, INC.

47th EEI Financial Conference Handout Phoenix, AZ November 12-13, 2012 Exhibit 99.1

Investor Relations Contacts
Chuck Zebula
Treasurer
SVP Investor Relations
614-716-2800
cezebula@aep.com
“Safe Harbor” Statement under the Private
Securities Litigation Reform Act of 1995
Bette Jo Rozsa
Managing Director
Investor Relations
614-716-2840
bjrozsa@aep.com
Julie Sherwood
Director
Investor Relations
614-716-2663
jasherwood@aep.com
Sara Macioch
Analyst
Investor Relations
614-716-2835
semacioch@aep.com
This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  Although AEP and each of its Registrant Subsidiaries believe that their expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected.  Among the factors that could cause actual results to differ materially from those in the forward-looking statements are: the economic climate and growth in, or contraction within, our service territory and changes in market demand and demographic patterns, inflationary or deflationary interest rate trends, volatility in the financial markets, particularly developments affecting the availability of capital on reasonable terms and developments impairing our ability to finance new capital projects and refinance existing debt at attractive rates, the availability and cost of funds to finance working capital and capital needs, particularly during periods when the time lag between incurring costs and recovery is long and the costs are material, electric load, customer growth and the impact of retail competition, particularly in Ohio, weather conditions, including storms, and our ability to recover significant storm restoration costs through applicable rate mechanisms, available sources and costs of, and transportation for, fuels and the creditworthiness and performance of fuel suppliers and transporters, availability of necessary generating capacity and the performance of our generating plants, our ability to resolve cost-related issues regarding I&M’s Donald C. Cook Nuclear Plant Unit 1 restoration and outage through warranty, insurance and the regulatory process,  our ability to recover increases in fuel and other energy costs through regulated or competitive electric rates, our ability to build or acquire generating capacity, and transmission line facilities (including our ability to obtain any necessary regulatory approvals and permits) when needed at acceptable prices and terms and to recover those costs (including the costs of projects that are cancelled) through applicable rate cases or competitive rates, new legislation, litigation and government regulation including oversight of nuclear generation, energy commodity trading and new or heightened requirements for reduced emissions of sulfur, nitrogen, mercury, carbon, soot or particulate matter and other substances or additional regulation of fly ash and similar combustion products that could impact the continued operation and cost recovery of our plants and related assets,  evolving public perception of the risks associated with fuels used before, during and after the generation of electricity, including nuclear fuel, a reduction in the federal statutory tax rate could result in an accelerated return of deferred federal income taxes to customers,  timing and resolution of pending and future rate cases, negotiations and other regulatory decisions including rate or other recovery of new investments in generation, distribution and transmission service and environmental compliance,  resolution of litigation,  our ability to constrain operation and maintenance costs,  our ability to develop and execute a strategy based on a view regarding prices of electricity, coal, natural gas and other energy-related commodities, , prices and demand for power that we generate and sell at wholesale, changes in technology, particularly with respect to new, developing or alternative sources of generation, our ability to recover through rates or market prices any remaining unrecovered investment in generating units that may be retired before the end of their previously projected useful lives, volatility and changes in markets for electricity, natural gas, and other energy-related commodities,  changes in utility regulation, including the implementation of ESPs and the transition to market and expected legal separation for generation in Ohio and the allocation of costs within regional transmission organizations, including PJM and SPP, our ability to successfully manage negotiations with stakeholders and obtain regulatory approval to terminate or amend the Interconnection Agreement, changes in the creditworthiness of the counterparties with whom we have contractual arrangements, including participants in the energy trading market, actions of rating agencies, including changes in the ratings of our debt, the impact of volatility in the capital markets on the value of the investments held by our pension, other postretirement benefit plans, captive insurance entity and nuclear decommissioning trust and the impact on future funding requirements, accounting pronouncements periodically issued by accounting standard-setting bodies and other risks and unforeseen events, including wars, the effects of terrorism
(including increased security costs), embargoes, cyber security threats and other catastrophic events.

$2.4B,
4%
$33.1B,
61%
$7.6B,
14%
$11.7B,
21%
Projected YE 2014, TOTAL ASSETS
Prudently invest capital for customers
Allocate capital with ROE emphasis
Platform grows earnings 4-6%
Build competitive platform
Manage risks to match regulated profile
Well-positioned generation assets
86% of AEP’s assets are rate regulated
Competitive Objectives
Vertically Integrated Utilities
Competitive Segment
Transcos and Joint Ventures
Wires Only Utilities
86% Rate
Regulated
Regulated Objectives
Framing up the Business: Segment Assets

$1.3
$2.6
$4.1
$5.3
$0.4
$0.8
$1.0
$1.3
$0.9
$1.7
$2.3
$2.1
$4.3
$6.8
$8.9
$0.4
$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
$10
2012E 2013E 2014E 2015E
Regulated Business Growth
Cumulative Change in Regulated Net PP&E
Vertically Integrated Utilities
D and G rate adjustments via base
rate cases with certain tracker
mechanisms for environmental and
reliability investments.  T Rate
recovery via trackers in TN, VA, MI.
Others in base rates. ROEs range
from 10.0% to 10.9%.
Transcos
Transcos: Rate recovery via
FERC formula rates.  ROEs
11.49% (PJM) / 11.20% (SPP)
Note:  2012 annual regulated depreciation is $1.1B; Transmission JV investments, other than
Transource, are not reflected above as the ventures are not consolidated on AEP’s financial statements
2011 Net Regulated PP&E = $32B
6.3% CAGR in Net Regulated PP&E
Wires Companies
TX Wires and Ohio Power Wires.
Rate recovery via trackers or
TCOS in OH and TX.  ROEs
range from 9.96% to 11.49%.
Growth in regulated PP&E supports overall earnings growth of 4-6%

0.1%
-0.4% -0.4%
1.5%
1.9%
-5%
0%
5%
10%
2010A 2011A YTD12 2012E 2013E
0.6%
0.4%
-1.7%
-1.9%
0.0%
-5%
0%
5%
10%
2010A 2011A YTD12 2012E 2013E
-0.4%
-0.3%
0.5%
0.1%
0.1%
-5%
0%
5%
10%
2010A 2011A YTD12 2012E 2013E
5.3%
4.1%
0.2%
0.6%
0.2%
-5%
0%
5%
10%
2010A 2011A YTD12 2012E 2013E
AEP Residential Normalized GWh Sales
%Change vs. Prior Year
AEP Commercial Normalized GWh Sales
%Change vs. Prior Year
AEP Industrial Normalized GWh Sales
%Change vs. Prior Year
AEP Total Normalized GWh Sales
%Change vs. Prior Year
Note: Charts reflect connected load and exclude firm wholesale load & Buckeye Power backup load.
Normalized Retail Load Trends

O&M Discipline
Organizational and process
optimization evaluation, including five
‘deep dive’ areas of focus
– Finance & Accounting
– Information Technology
– Procurement/Supply Chain
– Generation
– Organizational Effectiveness
Benefits evaluation to align AEP’s
benefits with other companies in the
sector
Analysis complete in the fourth
quarter of 2012 including
development of an integrated plan
and a roadmap for implementation
Management will discuss the results
with the financial community in the
first quarter of 2013
Utility Operations O&M
$3.4 $3.4
$3.5
$2.5
$3.0
$3.5
$4.0
2009A 2010A 2011A 2012E 2013E
Utility Operations O&M expected to remain essentially flat from
2012 to 2013
2012/2013 O&M range
of $3.3 - 3.4B

AEP

AEP INDIANA MICHIGAN POWER

A unit of American Electric Power

AEP SOUTHWESTERN ELECTRIC POWER COMPANY

A unit of American Electric Power

Pending Rate Changes
SWEPCO – Louisiana:  Formula Rate Plan
Filed a request for a 4 year extension of its formula rate update plan, to include years 2011- 2014. This would encompass recovery for Stall and Turk.
Status: Docket U-32220; Staff testimony will be filed November 9, 2012,
Company rebuttal due November 20, hearings scheduled for November 28-
29, and approval is  expected in January 2013.
$ in millions Company
I&M - Indiana
Request Intervenor Testimony
Rate increase $140.4 $28
Rate base/investment $2,391.6 $2,324.5
Return on equity 11.15% 9.20%
Equity component 42.67% 41.956%
Status:
  Docket No. 44075.  Case filed on September 23, 2011.  Hearing on
Case in Chief held February 20 - March 2, 2012.  Intervenor testimony filed April
27, 2012.  Rebuttal testimony filed May 25, 2012.  Hearing held in June 2012.
Anticipate order in 2012.
$ in millions
SWEPCO - Texas
Company Request
Intervenor/Staff
Testimony
Rate increase $83.1
n/a
Rate base/investment $1,199.3
Return on equity 11.25%
Equity component 49.10%
Status:
Docket No. 40443.  Case filed on July 27, 2012. Intervenor testimony due December 10, 2012.  Staff testimony due December 17, 2012.  Hearing begins February 3, 2013. Order expected in May 2013, with rates going into effect retroactive to January 29, 2013.

Transmission Investment Opportunities
Transmission Operations
Capital/JV Equity and EPS Forecast
Transcos – 11.49% (PJM) / 11.20% (SPP)
ETT – 9.96%
Prairie Wind – 12.8%
2013 Transco Capital/JV Contributions - $601M
($ in millions)
Authorized ROEs
Ohio, $308
Other
Transcos, $7
Oklahoma,
$100
Joint
Ventures,
$58
Indiana/
Michigan,
$128
Remain on-track to meet investment goals
$432
$601
$716 $718
$0.08
$0.28
$0.14
$0.35
$0
$100
$200
$300
$400
$500
$600
$700
$800
2012E 2013E 2014E 2015E
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
$0.40
$0.45
$0.50
Transco Capital/JV Equity Contributions EPS Contribution

New Jersey 4%
Maryland 1%
Pennsylvania 7%
Illinois 27%
Ohio 61%

Commercial & Industrial 23%
Residential 77%

YTD Sept 2012 Billed Load
(4,793 GWh)
Off-System Sales & Competitive Business
Update
Competitive Retail
(included in Generation & Marketing Segment)
River Operations
Off-System Sales
Sept 30, 2012 Customers
(148,000 customers)
Recent results challenged by economy,
drought and river conditions
Management focused on export
opportunities (coal), and fleeting
infrastructure improvements
CRES Capacity Revenues: $50 – 70M
Trading & Marketing:  $45 – 55M
Physical volumes:  35 – 37 GWh
Future results dependent on natural gas
price/heat rate expansion
Retail marketing continues to focus on efforts in Ohio and
our PJM footprint – to date, over 61% of competitive retail
sales volumes are in Ohio
Since October 2011, retail sales under contract increased
by over 60%, up to nearly 14 million MWh
2012 vs. 2013
estimated growth of $0.02 - $0.04/share
2012 vs. 2013
estimated decline of $(0.03) - $(0.05)/share
2012 vs. 2013
estimated growth of $0.01 - $0.03/share

2012 vs. 2013 Earnings Drivers
Retail Gross Margin:
Normalized Retail Load (0.04) (0.06)
Weather (0.03) (0.03)
Ohio Customer Switching and Capacity
(2)
( ? ) ( ? )
Rate Changes 0.42 0.44
Off-System Sales Margin (0.05) (0.03)
Utility O&M Expense (0.04) (0.02)
Depreciation Expense (0.15) (0.14)
AFUDC and Effective Tax Rate (0.23) (0.22)
Interest Expense 0.08 0.09
Transmission Operations 0.06 0.06
River Operations 0.02 0.04
Generation and Marketing 0.01 0.03
EPS Based on 487MM Shares
(1) Preliminary EPS range reflects approximate ranges for key drivers. Not intended to be a complete year-over-year reconciliation.
(2) Unfavorable Ohio switching impact expected for 2013 vs. 2012;  assumption to be provided at 1Q13 analyst meeting
42% switched; 6% in queue as of September 2012
Primarily SWEPCO (Turk), Ohio, Indiana and APCo related rate activity
Preliminary EPS Range
(1)
Comments
East and Ohio down 0.3%; West and Texas up 0.8%
Normal weather assumption
Recovery from drought-impacted operations in 2012
Growth in Competitive Retail
Lower CRES payments and trading; increased physical sales
Includes new operations and effect of repositioning effort
Higher base depreciation; Ohio units depreciated to retirement date
Primarily due to Turk In-Service in December 2012
Debt retirements
Growth in ETT and Transcos

Trans JV Equity Contributions, $96
Corporate, $93
AEP Transco, $336
Transmission, $538
River Ops & Other Non-Utility, $39
Environmental Generation, $300
New Generation, $228
Nuclear Generation, $180
Distribution, $956
Base Fossil/Hydro Generation, $342

Trans JV Equity Contributions, $58
Corporate, $84
AEP Transco, $543
Transmission, $523
River Ops & Other Non-Utility, $19
Environmental Generation, $786
Distribution, $923
New Generation, $29
Nuclear Generation, $247
Base Fossil/Hydro Generation, $371

11 2012 and 2013 Capital & Equity Contributions 2012: $3.1B 2013: $3.6B $ in millions

Dividend History and Policy
$1.88
$1.85
$1.71
$1.64
$1.64
$1.58
$1.40
$1.42
$1.50
$1.00
$1.10
$1.20
$1.30
$1.40
$1.50
$1.60
$1.70
$1.80
$1.90
$2.00
2004 2005 2006 2007 2008 2009 2010 2011 2012
Dividend history since 2004
Dividend statistics
- Current yield - 4.5%
- Current quarterly payment - $0.47/share
- Current payout ratio - about 60%
- Growth of 3.8% per annum since 2004
- Paid 409 consecutive quarters
Recent dividend increases
- June 2010 – 2.4% increase
- December 2010 – 9.5% increase
- December 2011 – 2.2% increase
Dividend level supported by
regulated operations earnings
Consolidated dividend payout
ratio target of 50-60%
AEP is committed to dividend component of total shareholder return

Preliminary 2013 Cash Flows
Ohio distribution deferred assets ($300M)
and WV ENEC balance ($400M)
Credit facility established at the parent
level to fund Ohio Power maturities
during the corporate separation transition
Dividend Reinvestment Plan expected to
produce $100M
Balance sheet remains stable at mid-50%
debt to capitalization ratio
$ in millions 2013E
Cash from Operations 3,800
Cash from Securitization 700
Capital & JV Equity Contributions (3,600)
Other Investing Activities (215)
Common Dividends (915)
Excess (Required) Capital (230)
Financing ($ in millions) 2013E
Excess (Required) Capital (230)
Debt Maturities (Senior Notes, PCRBs) (1,649)
Securitzation Amortizations (300)
Change in STD/Change in Cash 0
Interim Credit Facility* 1,000
Equity Issuances (DRP) 100
Debt Capital Market Needs (New) **
(1,079)
* Interim credit facility range $1.0 - $1.2B (see slide 15)
** New Debt Capital Market Needs for 2013 will be refined based on timing, form and approval of corporate separation and asset transfers

0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
2008A 2009A 2010A 2011A 3Q2012
Short/Long Term Debt Securitization Debt
Capitalization & Liquidity
Liquidity Summary (09/30/2012)
62.5%
57.2% 57.0%
55.3% 54.6%
Total Debt / Total Capitalization
Balance sheet remains
stable at mid-50% debt to
capitalization ratio
Liquidity Summary
(unaudited) Actual
($ in millions) Amount Maturity
Revolving Credit Facility 1,750 $          Jul-16
Revolving Credit Facility 1,500 Jun-15
Total Credit Facilities 3,250
Plus
Cash & Cash Equivalents 443
Less
Commercial Paper Outstanding (520)
Letters of credit issued (132)
Net available Liquidity 3,041 $

Ohio Power Recapitalization
(1) Senior note retirements include the 2013 maturities of $750M, potential to call an additional $225M of senior notes, intercompany note of $200M and 2014 maturity of $225M.
(2) AEP plans to fund the retirements with a combination of a sizeable term loan ($1.0 - $1.2B), securitization proceeds, short-term debt and/or cash on hand.  The term loan will be paid with proceeds from permanent financing for AEP Generation Resources.
(3) Pollution control bond retirements include 2013 mandatory tenders and the potential to call additional bonds.
(4) $296M of pollution control bonds will remain at Ohio Power but become the financial responsibility of AEP
Generation Resources.
(5) Further reduction of unsecured debt outstanding may occur once securitization of the deferred fuel balance from ESP1 occurs (current balance of $536M at 9/30/12).
Outstanding Debt
9/30/2012
Debt
Retirements
Ohio Power
Company
Senior Notes 3,350 (1,400)
(1,2)
1,950
Pollution Control Bonds 518 (222)
(2,3)
296
(4)
Debt Outstanding 3,868 2,246
(5)

Securitization Update
Legislation was signed into law in March 2012 with both
the WV Commission and Consumer Advocate office
support for securitization for the large deferred fuel
balances at Appalachian Power.
In June, all parties settled on approximately $312M as
the deferred ENEC balance; however, there are other
items that are included in the application for a total of
approximately $415M, exclusive of financing costs.
The filing for the Financing Order was made in August
2012 and we expect to issue the securitization bonds in
the 1
st
quarter 2013.
In December 2011, the governor signed a bill that allows
Ohio’s electric utilities to utilize securitization as a financing tool for certain utility assets.  AEP Ohio has two separate
securitization opportunities.
Distribution Regulatory Assets
– In December 2011, the PUCO ordered OPCo to implement
a new rider, the Deferred Asset Recovery Rider (DARR), to
collect certain distribution-related deferred costs, which
meet the requirements for securitization under the new law.
– OPCo filed its financing application with the PUCO in July
2012 requesting an issuance amount of up to $320M.   We
expect to issue the securitization bonds in the 1
st
quarter
2013.
Deferred Fuel Regulatory Asset
– The deferred fuel balance from the 2009-2011 ESP is
currently being collected from September 2012 – August
2018.
– This asset also meets the requirements for securitization, once a final, nonappealable order is obtained, which we
anticipate in the second half of 2013.
– The September 30, 2012 deferral balance was $536M.
West Virginia Ohio

Liability Management (parent debt)
On December 14, 2012, AEP, Inc. will repay the full $242,775,000 outstanding principal balance of its 5.25% Series D Senior Notes (CUSIP: 025537AE1), issued on May 20, 2003 with a maturity of June 1, 2015 together with accrued interest and a make-whole premium.
On December 19, 2012, AEP, Inc. will repay the full $315,000,000 outstanding principal balance of its 8.75% Junior Subordinated Debentures (CUSIP: 02557T208),
issued March 20, 2008 with a maturity of March 1, 2063 together with accrued interest and a make-whole premium.
AEP plans to repay the premium and notes outstanding with typical financings available to the company --- such as those available as short-term (commercial paper and credit facilities) and long-term markets (senior notes at AEP parent).
In the fourth quarter of 2012, pre-tax expenses for the transaction are expected to be approximately $50M.  For 2013 and 2014, the pre-tax interest savings is expected to be greater than $30M in each year.

Credit Metrics
* Moody’s/S&P/Fitch  ** Includes securitization debt
Trailing Twelve Months 09/30/2012
FFO Interest
Coverage FFO to Debt
GAAP Debt to
Capitalization
Credit
Ratings*
American Electric Power Company 4.75 19.9% 54.6%
Baa2/BBB/BBB
Appalachian Power Company 3.41 12.6% 56.0%
Baa2/BBB/BBB
Indiana Michigan Power Company 4.79 21.7% 53.8%
Baa2/BBB/BBB
Kentucky Power Company 3.70 18.1% 53.5%
Baa2/BBB/BBB
Ohio Power Company 5.37 24.7% 45.4%
Baa1/BBB/A-
Public Service Company of Oklahoma 7.34 35.7% 50.3%
Baa1/BBB/BBB+
Southwestern Electric Power Company 5.02 24.3% 50.7%
Baa3/BBB/BBB
AEP Texas Central Company 4.90 24.4% 82.4%**
Baa2/BBB/A-
AEP Texas North Company 5.26 21.9% 55.3%
Baa2/BBB/A-

Diversification Supports System Results
Jurisdiction Authorized Rate
Base
Authorized ROE 9/30/12 Pro-forma Earned
ROE
AEP Ohio - Distribution $1,912MM 10.20%
AEP Ohio - Transmission $952MM 11.49%
APCo-Virginia $2,172MM 10.90%
APCo-West Virginia $2,428MM 10.00%
KPCo-Kentucky $995MM 10.50% 11.20%
I&M-Indiana $2,000MM 10.50%
I&M-Michigan $663MM 10.20%
PSO-Oklahoma  $1,706MM 10.15% 14.01%
SWEPCO-Louisiana $649MM 10.57%
SWEPCO-Arkansas $612MM 10.25%
SWEPCO-Texas $665MM 10.33%
TCC-Texas $1,566MM 9.96% 13.62%
TNC-Texas $530MM 9.96% 12.47%
* - AEP Ohio ROE represents G, T, and D operations
Note: Pro-forma Earned ROEs adjust GAAP results by eliminating any material nonrecurring items,  represent a
12-month rolling calculation and are not weather normalized
10.23% *
9.49%
7.73%
11.70%

AEP OHIO

A unit of American Electric Power

OHIO
Ohio Power Service Territory

AEP Ohio Regulatory Update
Capacity order received July 2, 2012;
rehearing order received October 17, 2012
ESP 1 fuel deferral (PIRR) order received
August 1, 2012; rehearing order received
October 3, 2012
ESP 2 order received August 8, 2012
Corporate separation order received
October 17, 2012
Rehearings for ESP and corporate separation
orders in process
Corporate separation filings at the FERC
made October 31, 2012

Corporate Separation Next Steps
Six filings made at FERC on
October 31, 2012
Three FERC Section 203 Applications
Three FERC Section 205 Applications
Comments due November 30 and
December 17, 2012
Q4
2012
Post
Q4
2012
1/1/2014
Final Settlements and FERC Orders
Corporate Separation of Ohio Power
generation assets
Approval of Power Supply Agreement
between AEP Generation Resources and
Ohio Power
Approval of Power Coordination
Agreement among APCo, I&M and KPCo
(FRR and off-system sales)
Bridge Agreement (interim agreement to
address legacy off-system sales and FRR
obligations)
Transfer of Amos Unit 3 and Mitchell
Generating Facilities to APCo and KPCo
Summary of Key Requests in
FERC Filings:
Approximate Timeline
FERC Settlement Process with State
Commissions and Stakeholders
Execute process, achieve timeline
Corporate Separation rehearing process
complete at PUCO
Target
Q2/Q3
2013
Implementation

Corporate Separation Transition
Competitive
Operations
Ohio
Power
Current:  2012 - 2013
Transition:
1Q 2014 to May 2015
Market:
post May 2015
Ohio generation remains in four-
company pool
Capacity Order Received
$188.88/MW-day
ESP 2 Order Received
Corporate Separation Order
received (PUCO)
Corporate
Separation filings at FERC
Mid 2013; Delivery begins under
initial 10% of load SSO auction
Grow Retail Business
Hedge Generation
Anticipated FERC approval of
corporate separation effective
1/1/2014 *
Pool agreement modified or
terminated *
Subsequent SSO auctions:  60%
of load on June 1, 2014 and 100%
of load on January 1, 2015
Remaining SSO load served by
AEP Generation Resources *
Ohio generation separated *
Serve remaining OPCo SSO load
via affiliate agreement *
Generation Resources receives
$188.88/MW-day capacity plus
Rate Stability Rider revenue from
Ohio Power
All capacity and energy
available for competitive
operations
SSO for remaining Ohio
Power customers at
auction price for
capacity and energy
* Subject to FERC approval

MATS Environmental Investments &
Retirements
Projected Plant Retirements through 2016
Potential Environmental Investments
ACI – Activated Carbon Injection
DSI – Dry Sorbent Injection
FGD – Flue Gas Desulfurization
SCR – Selective Catalytic Reduction
Operating
Company Plant MW
Expected
Retirement
Operating
Company Plant MW
Expected
Retirement
APCo Glen Lyn 5 95             2015 AEP Ohio Conesville 3 165                  2012
Glen Lyn 6 240           2015 Muskingum River 1-4 840                  2015
Clinch River 3 235           2015 Picway 5 100                  2015
Sporn 1 150           2015 Sporn 2-4 300                  2015
Sporn 3 150           2015 Kammer 1-3 630                  2015
Kanawha River 1 200           2015 Beckjord 53                    2015
Kanawha River 2 200           2015 Total MW 2,088
Total MW 1,270
KPCo Big Sandy 1 278                  2015
I&M
Tanners Creek 1 145           2015
Tanners Creek 2 145           2015 SWEPCO Welsh 2 528                 2014
Tanners Creek 3 205           2015
Total MW 495           PSO
Northeastern 4 465                  2016
Total Retirements 5,124MW =
Operating
Company Plant MW
Potential Type of
retrofit
Operating
Company Plant MW
Potential Type of
retrofit
AEP Ohio*
Conesville 5 400           ACI, DSI
PSO
Oklaunion 101     FGD upgrade, ACI
Conesville 6 400           ACI, DSI Northeastern 3**** 470     ACI, DSI, Baghouse
Muskingum River 5** 578           Refuel with Natural Gas
SWEPCO
Welsh 1 528     ACI, DSI
APCO
Clinch River 1*** 242           Refuel with Natural Gas Welsh 3 528     ACI, DSI
Clinch River 2*** 242           Refuel with Natural Gas Pirkey 580     FGD Upgrade
Dolet Hills 262     ACI, Baghouse
I&M Tanners Creek 4 500           DSI, ACI Flint Creek**** 264     FGD, ACI
Rockport**** 1,310        FGD, SCR
TNC Oklaunion 377     FGD upgrade, ACI
KPCO
Big Sandy 2 800           under evaluation
Grand Total MW 7,582
* Assumes investment is able to clear the market
** Existing Coal Plant 585MW
*** Existing Coal Plant 235MW
**** Case on file, subject to regulatory approval

37.6%
87.5%
36.5%
22.0%
67.3%
62.0%
31.7%
78.9%
40.6%
55.8%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
100.0%
East Coal East Gas East Combined
Cycle
West Coal West Gas
3Q11 3Q12
61.2%
82.7%
42.4%
25.3%
32.7%
19.0%
27.4%
74.9%
49.2%
66.9%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
100.0%
East Coal East Gas East Combined
Cycle
West Coal West Gas
YTD11 YTD12
Coal to Gas Switching
Overall generation from natural gas has increased over 50 percent year-to-date
East combined cycle statistics include the addition of the Dresden Plant, which came on line in February 2012
45 days system average coal inventory at September 30, 2012
Coal fully hedged for 2012;  approximately 92% hedged for 2013
West West
East
East
3rd Quarter 2011 vs. 2012 Capacity Factor YTD 2011 vs. 2012 Capacity Factor

14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Capacity (MW)
2010
2011
2012
2013
2014
2015

Capacity Profile
AEP Generation Resources
Fleet Characteristics post 2014
ADVANTAGE – River served,
controlled coal and combined cycle
gas represent about 75% of
portfolio
COAL, CONTROLLED
Gavin 2,640
Cardinal 595
Zimmer 330
52%
Stuart 600
OVEC 434
Conesville 4 340
Conesville 5,6 (scrubber only) 800
13%
NATURAL GAS
Lawrenceburg 1,186
Waterford 840
23%
Darby 507
Muskingum River 578
12%
Hydro (Racine) 26
8,876
Combined Cycle, Baseload
Combustion Turbine/Steam, Peaking
River Served, Baseload
Rail/Truck Served, Intermediate
Coal Controlled Coal Uncontrolled MR5 Gas Conversion
Gas Renewables To Be Transferred
To Be Retired

Pension & OPEB Estimates
Investment returns for our pension plan are
positive for the year, with gains in both the
equity and fixed income segments. OPEB
funds also show positive returns year to date.
AEP made a discretionary contribution of $100
million to the pension plan during the third
quarter of 2012 and plans to make an
additional $100 million discretionary
contribution in 2013.
We expect combined pension and OPEB costs
(O&M and capital) to increase by about $85M
from 2012 to 2013, depending on investment
results and interest rate changes during the
fourth quarter of 2012 and subject to results of
the benefits evaluation.
Estimates for costs and contributions are very
sensitive to changes in interest rates and
investment returns between now and year-end.
Pension Liability Funding
75%
74%
81%
88%
87%
70%
80%
90%
100%
2008 2009 2010 2011 3Q2012
2012 2013E
Pension Discount Rate 4.55% 4.10%
OPEB Discount Rate 4.75% 4.25%
Assumed Long Term
Rate of Return on Assets
7.25% TBD

2013 Total Capital & Equity Contributions
$3.6B
$ in millions
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
$454
$307
$411
$69
$416
$231
$233
$57
$786
$543
$58
$19
Ohio Power
APCo
I&M
KPCo
AEP Texas
PSO
SWEPCO
Other Utility
Environmental
Transco
Trans JV Eq Contr
Rvr Ops/Other Non-Util
Excludes Environmental

27 2013 AEP System Capital

East & West Normalized Retail Load Trends
East & West Normalized Retail Load Trends
-0.3%
-1.4%
-1.2%
0.7%
1.7%
-5%
0%
5%
10%
2010A 2011A YTD12 2012E 2013E
East System Total Normalized GWh Sales
%Change vs. Prior Year
R:    -0.3%
C:   - 0.4%
I:     -0.4%
0.8%
1.2%
1.0%
2.8%
2.1%
-5%
0%
5%
10%
2010A 2011A YTD12 2012E 2013E
West System Total Normalized GWh Sales
%Change vs. Prior Year
R:     0.3%
C:     0.6%
I:     1.8%
Drivers
Weak customer growth
Aggressive DSM mandates
Coal mine curtailed production/closures
Aluminum pot line reductions
Growth in Shale Gas
Drivers
Demographic and Job Growth
Oil & Gas Expansions
Growth in Shale Gas
Auto plant shut down
Note: Charts reflect connected load and exclude firm wholesale load & Buckeye Power backup load

East Normalized Retail Load Trends
East Normalized Retail Load Trends
1.2%
3.2%
-2.1%
-2.4%
-2.7%
-5%
0%
5%
10%
2010A 2011A YTD12 2012E 2013E
3.0%
0.2%
0.0%
-0.1%
-1.2%
-5%
0%
5%
10%
2010A 2011A YTD12 2012E 2013E
AEP Ohio Normalized GWh Sales
%Change vs. Prior Year
I&M Normalized GWh Sales
%Change vs. Prior Year
R:  -0.1%
C:   0.0%
I:    2.3%
R:   0.3%
C:  -0.6%
I:   -6.0%
R:   -2.0%
C:  - 1.2%
I:    -0.5%
2.8%
0.1%
-0.7%
-1.7%
1.9%
-5%
0%
5%
10%
2010A 2011A YTD12 2012E 2013E
R:   0.1%
C:   0.1%
I:   7.0%
APCo/Wheeling Normalized GWh Sales
%Change vs. Prior Year
1.4%
-2.6%
0.8%
-3.8%
-3.4%
-5%
0%
5%
10%
2010A 2011A YTD12 2012E 2013E
Kentucky Power Normalized GWh Sales
%Change vs. Prior Year
R:   -1.2%
C:    1.7%
I:     2.0%
Note: Charts reflect connected load and exclude firm wholesale load & Buckeye Power backup load

1.2%
-0.2%
1.9%
1.4%
-0.2%
-5%
0%
5%
10%
2010A 2011A YTD12 2012E 2013E
West Normalized Retail Load Trends
West Normalized Retail Load Trends
4.9%
5.1%
0.3%
1.6%
0.4%
-5%
0%
5%
10%
2010A 2011A YTD12 2012E 2013E
1.0%
1.7%
1.7%
3.2%
1.0%
-5%
0%
5%
10%
2010A 2011A YTD12 2012E 2013E
PSO Normalized GWh Sales
%Change vs. Prior Year
SWEPCO Normalized GWh Sales
%Change vs. Prior Year
AEP Texas Normalized GWh Sales
%Change vs. Prior Year
R:   -0.2%
C:  - 0.7%
I:     0.1%
R:     1.2%
C:     1.7%
I:      1.8%
R:     0.1%
C:     0.5%
I:      3.1%
Note: Charts reflect connected load and exclude firm wholesale load
Note: 2010 increase due to economic recovery, 2011 due to acquisition of VEMCO